MORGAN STANLEY INSTITUTIONAL FUND TRUST

       SUPPLEMENT DATED FEBRUARY 17, 2004 TO THE PROSPECTUS FOR THE FUND'S
                         U.S. SMALL CAP VALUE PORTFOLIO
                             Dated January 30, 2004


         The Prospectus is hereby supplemented with the following:

                  The Fund has suspended the offering of shares of its U.S. Small Cap Portfolio to new investors, except that new investors making investments through Morgan Stanley Portfolio Architect, an asset allocation program co-sponsored by the Investment Manager and Morgan Stanley DW Inc., may make investments through March 12, 2004. Following the suspension of the offering of shares to new investors, the Fund will continue to offer shares of the Portfolio to existing shareholders of the Portfolio. The Fund may recommence offering shares of the Portfolio to new investors at such time as the Investment Manager determines that it would be consistent with prudent portfolio management to do so.